Prepaid And Other Current Assets	12 Months Ended
Dec. 31, 2012
Prepaid And Other Current Assets

19. Prepaid and Other Current Assets

Prepaid and other current assets at December 31 of each year consisted of the following (in millions):

	2012	2011
Prepayments	$10.5	$10.8
Deferred consideration	—	11.4
Other current assets	2.7	3.5

Total prepaid and other current assets	$13.2	$25.7

The deferred consideration balance at December 31, 2011 related to the present value of deferred non-contingent consideration receivable from Azur (which has since been acquired by Jazz) in respect of the divestment of the Prialt assets and rights in May 2010. During 2012, we received the deferred consideration of $12.0 million. For additional information on this transaction, refer to Note 6.